Scharf Fund
Schedule of Investments
June 30, 2025 (Unaudited)

COMMON STOCKS - 93.2%	Shares	Value
Aerospace & Defense - 2.4%
Lockheed Martin Corp.	22,301	$10,328,485

Beverages - 3.5%
Heineken N.V.	171,914	14,989,545

Capital Markets - 8.0%
Brookfield Corp.	328,342	20,307,953
CME Group, Inc.	50,325	13,870,576
		34,178,529

Chemicals - 3.9%
Air Products and Chemicals, Inc.	59,046	16,654,515

Entertainment - 2.8%
Walt Disney Co.	97,956	12,147,524

Financial Services - 15.1%
Berkshire Hathaway, Inc. - Class B (a)	50,552	24,556,645
Fiserv, Inc. (a)	126,290	21,773,659
Visa, Inc. - Class A	51,499	18,284,720
		64,615,024

Food Products - 2.6%
Hershey Co.	66,325	11,006,634

Ground Transportation - 4.6%
U-Haul Holding Co.	194,285	10,563,275
Union Pacific Corp.	39,346	9,052,728
		19,616,003

Health Care Equipment & Supplies - 1.9%
Smith & Nephew PLC	533,645	8,152,788

Health Care Providers & Services - 10.6%
Centene Corp. (a)	123,558	6,706,728
McKesson Corp.	40,792	29,891,562
UnitedHealth Group, Inc.	27,700	8,641,569
		45,239,859

Hotels, Restaurants & Leisure - 2.4%
Booking Holdings, Inc.	1,753	10,148,538

Insurance - 6.8%
Aon PLC - Class A	26,655	9,509,438
Markel Group, Inc. (a)	9,746	19,466,270
		28,975,708

Machinery - 1.0%
Donaldson Co., Inc.	65,186	4,520,649

Media - 2.6%
Comcast Corp. - Class A	309,713	11,053,657

Metals & Mining - 2.0%
Franco-Nevada Corp.	53,612	8,788,079

Oil, Gas & Consumable Fuels - 4.8%
Occidental Petroleum Corp.	491,823	20,661,484

Personal Care Products - 0.0%(b)
Kenvue, Inc.	1	21

Pharmaceuticals - 4.2%
Novartis AG - ADR	149,237	18,059,169

Software - 13.3%
Adobe, Inc. (a)	27,700	10,716,576
Microsoft Corp.	50,577	25,157,505
Oracle Corp.	96,084	21,006,845
		56,880,926

Technology Hardware, Storage & Peripherals - 0.7%
Samsung Electronics Co. Ltd.	64,000	2,835,803
TOTAL COMMON STOCKS (Cost $254,690,502)		398,852,940

PREFERRED STOCKS - 1.9%
Technology Hardware, Storage & Peripherals - 1.9%
Samsung Electronics Co. Ltd., 2.51%	228,560	8,383,017
TOTAL PREFERRED STOCKS (Cost $3,697,316)		8,383,017

SHORT-TERM INVESTMENTS - 4.9%
Money Market Funds - 1.3%
First American Treasury Obligations Fund - Class Z, 4.20% (c)	5,756,362	5,756,362

U.S. Treasury Bills - 3.6%	Par
4.24%, 08/07/2025 (d)	$15,050,000	14,984,385
TOTAL SHORT-TERM INVESTMENTS (Cost $20,741,851)		20,740,747

TOTAL INVESTMENTS - 100.0% (Cost $279,129,669)		427,976,704
Other Assets in Excess of Liabilities - 0.0% (b)		109,923
TOTAL NET ASSETS - 100.0%		$428,086,627

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR - American Depositary Receipt

(a)	Non-income producing security.
(b)	Represents less than 0.05% of net assets.
(c)	The rate shown represents the 7-day annualized effective yield as of June 30, 2025.
(d)	The rate shown is the annualized effective yield as of June 30, 2025.

Summary of Fair Value Disclosure as of June 30, 2025 (Unaudited)

Scharf Fund (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	$398,852,940	$–	$–	$398,852,940
Preferred Stocks	8,383,017	–	–	8,383,017
Money Market Funds	5,756,362	–	–	5,756,362
U.S. Treasury Bills	–	14,984,385	–	14,984,385
Total Investments	$412,992,319	$14,984,385	$–	$427,976,704